                                                                    EXHIBIT 99.3


                            WINSLOEW FURNITURE, INC.

                        LETTER TO REGISTERED HOLDERS AND
                      DEPOSITORY TRUST COMPANY PARTICIPANTS

                                       FOR

                               OFFER TO EXCHANGE
                                  $105,000,000
                   ALL OUTSTANDING ORIGINAL 12 3/4% SERIES A
                       SENIOR SUBORDINATED NOTES DUE 2007
                                      FOR
                          REGISTERED 12 3/4% SERIES B
                       SENIOR SUBORDINATED NOTES DUE 2007


         THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______________, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

To Registered Holders and Depository Trust Company Participants:

         We are enclosing herewith the material listed below relating to the offer by WinsLoew Furniture, Inc., a Florida corporation (the "Company"), to exchange its outstanding original 12 3/4% Series A Senior Subordinated Notes due 2007 (the "Original Notes"), for a like principal amount of its 12 3/4% Series B Senior Subordinated Notes due 2007 (the "Registered Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Company's Prospectus, dated ______________, and the related Letter of Transmittal (which together constitute the "Exchange Offer").

         Enclosed herewith are copies of the following documents:

         1.       Prospectus dated ______________;

         2. Letter of Transmittal (together with accompanying Substitute Form W-9 Guidelines);

         3.       Notice of Guaranteed Delivery;

         4. Letter which may be sent to your clients for whose account you hold Original Notes in your name or in the name of your nominee; and

         5. Letter which may be sent from your clients to you with such client's instruction with regard to the Exchange Offer.

         We urge you to contact your clients promptly. Please note that the Exchange Offer will expire on the Expiration Date unless extended.

         The Exchange Offer is not conditioned upon any minimum number of Original Notes being tendered.

         Pursuant to the Letter of Transmittal, each holder of Original Notes will represent to the Company that (i) the Registered Notes acquired in exchange for Original Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Registered Notes, (ii) the holder is not participating in, and has no arrangement with any person to participate in, the distribution of Registered Notes received in exchange for Original Notes within the meaning of the Securities Act, and (iii) neither the holder nor any such other person is an "affiliate" (within the meaning of Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Original Notes acquired directly from the Company. If the holder is a broker-dealer that will receive Registered Notes for its own account in exchange for Original Notes, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes.

         The enclosed Letter to Clients contains an authorization by the beneficial owners of the Original Notes for you to make the foregoing representations.

         The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Original Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Original Notes to it, except as otherwise provided in Instruction 13 of the enclosed Letter of Transmittal.

         Additional copies of the enclosed material may be obtained from the undersigned.

                                        Very truly yours,



                                        AMERICAN STOCK TRANSFER & TRUST COMPANY

                            WINSLOEW FURNITURE, INC.

                                LETTER TO CLIENTS
                                       FOR

                               OFFER TO EXCHANGE
                                  $105,000,000
                   ALL OUTSTANDING ORIGINAL 12 3/4% SERIES A
                       SENIOR SUBORDINATED NOTES DUE 2007
                                      FOR
                          REGISTERED 12 3/4% SERIES B
                       SENIOR SUBORDINATED NOTES DUE 2007

         THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______________, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         To Our Clients:

         We are enclosing herewith a Prospectus, dated ______________, of WinsLoew Furniture, Inc., a Florida corporation (the "Company"), and a related Letter of Transmittal (which together constitute the "Exchange Offer"), relating to the offer by the Company to exchange its outstanding original 12 3/4% Series A Senior Subordinated Notes due 2007 (the "Original Notes"), for a like principal amount of registered 12 3/4% Series B Senior Subordinated Notes due 2007 (the "Registered Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Exchange Offer.

         The Exchange Offer is not conditioned upon any minimum number of Original Notes being tendered.

         We are the holder of record of Original Notes held by us for your account. A tender of such Original Notes can be made only by us as the record holder and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Original Notes held by us for your account.

         We request instructions as to whether you wish to tender any or all of the Original Notes held by us for your account pursuant to the terms and conditions of the Exchange Offer. We also request that you confirm that we may on your behalf make the representations and warranties contained in the Letter of Transmittal. We are also enclosing a letter for you to execute and send to us with such instructions and confirmation.


                                           Very truly yours,

                            WINSLOEW FURNITURE, INC.
               INSTRUCTION TO REGISTERED HOLDER AND/OR DEPOSITORY
                 TRUST COMPANY PARTICIPANT FROM BENEFICIAL OWNER
                                       FOR
                               OFFER TO EXCHANGE
                                  $105,000,000
                   ALL OUTSTANDING ORIGINAL 12 3/4% SERIES A
                       SENIOR SUBORDINATED NOTES DUE 2007
                                      FOR
                          REGISTERED 12 3/4% SERIES B
                       SENIOR SUBORDINATED NOTES DUE 2007

To Registered Holder and/or Participant of the Book-Entry Transfer Facility:

         The undersigned hereby acknowledges receipt of the Prospectus, dated ______________, of WinsLoew Furniture, Inc., a Florida corporation (the "Company"), and a related Letter of Transmittal (which together constitute the "Exchange Offer"), relating to the offer by the Company to exchange its outstanding original 12 3/4% Series A Senior Subordinated Notes due 2007 (the "Original Notes"), for a like principal amount of its Registered 12 3/4% Series B Senior Subordinated Notes due 2007 (the "Registered Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder and/or Depository Trust Company Participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Original Notes held by you for the account of the undersigned.

         The aggregate face amount of the Original Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

         $________________________of 12 3/4% Series A Senior Subordinated Notes due 2007.

         With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

         [ ] To TENDER the following Original Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF ORIGINAL NOTES TO BE TENDERED IF LESS THAN ALL):

         $____________________________________________________________________.

         [ ] NOT to TENDER any Original Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Original Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) the Registered Notes acquired in exchange for Original Notes pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Registered Notes, (ii) the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution within the meaning of the Securities Act of Registered Notes received in exchange for Original Notes, and (iii) neither the undersigned nor any such other person is an "affiliate" (within the meaning of Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Original Notes acquired directly from the Company. If the undersigned is a broker-dealer that will receive Registered Notes in exchange for Original Notes for its own account, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes.





                             ---------------------------------------------------
                                                  SIGN HERE


                             ---------------------------------------------------
                                         Name of beneficial owner(s)


                             ---------------------------------------------------
                                                Signature(s)


                             ---------------------------------------------------
                                           Name(s) (please print)

                             ---------------------------------------------------
                                                  (Address)


                             ---------------------------------------------------
                                             (Telephone Number)


                             ---------------------------------------------------
                             (Taypayer Identification or Social Security Number)


                             ---------------------------------------------------
                                                    Date